Summary Prospectus Supplement

July 29, 2022

Morgan Stanley Institutional Fund Trust

Supplement dated July 29, 2022 to the Morgan Stanley Institutional Fund Trust Summary Prospectus dated January 28, 2022

Corporate Bond Portfolio (the "Fund")

Effective July 31, 2022, Stella Ma will begin serving as a portfolio manager of the Fund.

Accordingly, the section of the Summary Prospectus entitled "Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

Portfolio Managers. The Fund is managed by members of the Fixed Income team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Joseph Mehlman	Managing Director	December 2011
Angie Salam	Executive Director	July 2021
Stella Ma	Vice President	July 2022

Please retain this supplement for future reference.

  IFTCBSUMPROSPT 7/22